AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of the 6th day of December, 1999 by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Concurrent" or the "Company"), and DANIEL S. DUNLEAVY (the "Employee").

     WHEREAS, the Company and the Employee have entered into that certain Employment Agreement dated as of June 27, 1996 (the "Original Agreement");

     WHEREAS, the Company and the Employee desire to amend and restate the Original Agreement to more accurately reflect the current duties and responsibilities performed by Employee and payments to be made to Employee upon termination of employment;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties agree as follows:

     1.     EMPLOYMENT.  The  Company  hereby  employs  the  Employee  and  the
            ----------
Employee hereby accepts employment with the Company for the term set forth in Paragraph 2 below, in the position and with the duties and responsibilities set forth Paragraph 3 below, and upon other terms and conditions hereinafter stated.

     2.     TERM.     The  term  of  employment  hereunder shall commence on the
            ----
date hereof and shall continue until otherwise terminated by either party at any time in accordance with the terms hereof.

     3.     POSITION;  DUTIES;  RESPONSIBILITIES.
            ------------------------------------
          a. It is intended that at all times during the term of employment hereunder, the Employee shall serve in such senior executive position as President, Real-Time Division as shall be assigned to the Employee by the Chief Executive Officer of the Company (the "Chief Executive Officer") or by the Company's Board of Directors (the "Board of Directors") from time to time. The Employee agrees to perform such senior executive and managerial services customary to such position as are necessary to the operations of the Company and as may be assigned to him from time to time by the Chief Executive Officer or the Board of Directors.

          b. Throughout the term of employment hereunder, the Employee shall devote his full time and undivided attention during normal business hours to the business and affairs of the Company, as appropriate to his responsibilities and duties hereunder, except for reasonable vacations and illness or other disability, but nothing in the Agreement shall preclude the Employee from devoting reasonable periods required for serving as a director or member of any advisory committee of not more than two (at any time) organizations involving no conflict of interest with the interests of the Company (subject to approval by the Board of Directors, which approval shall not be unreasonably withheld), from engaging in charitable and community activities, and from managing his personal investments, provided such activities do not materially interfere with the performance of his duties and responsibilities under the Agreement.

     4.     COMPENSATION
            ------------

          a. Salary: For services rendered by the Employee during the term of employment hereunder, the Employee shall be paid a salary, payable in equal biweekly installments (or, if different, payable in accordance with the then existing applicable payroll policy of the Company, but in no event less frequently than equal monthly installments) at an annualized rate of no less than $220,000, such salary to be reviewed for increase annually with such increases as shall be awarded in the discretion of the Board of Directors taking into account such factors as corporate and individual performance and general business conditions, including changes in the Miami-Fort Lauderdale metropolitan area cost of living index.

          b. Annual Bonus: During the term of employment hereunder, the Employee will be provided an annual bonus opportunity in a target amount not less than 40% of the then current salary, (hereafter, the "Executive Bonus Plan") the actual amount to be paid depending upon the degree of achievement of various objectives. The objectives for each year and other terms and conditions of the bonus opportunity shall be established by the Board of Directors or a committee thereof and shall be reasonably consistent with the business plan of the Company for such year established in advance.

          c. Employee Benefit Plans: During the term of employment hereunder, the Employee will be eligible to participate in all employee benefit programs of the Company now or hereafter made available to senior executives, in accordance with the provisions thereof as in effect from time to time; for example, to the extent made available to senior executives of the Company from time to time, any incentive compensation plan, profit sharing and savings or other retirement plans, stock option and purchase plans, group life insurance, hospitalization, medical and dental coverage, disability plans, annual physical examination, car phone, holidays and accrued vacations. In any event, the Employee shall be entitled to vacation days at the rate of four weeks per year or such greater amount as may be provided by Company policies in effect from time to time.

          d.     Stock  and  Stock  Options:  On  June  27,  1996  the  Board of
Directors granted to the Employee a stock option to purchase an aggregate of 320,000 shares with an exercise price equal to $2.10, pursuant to resolutions duly adopted. The employee was also granted an additional stock option to purchase an aggregate of 80,000 shares with an exercise price equal to $2.10 pursuant to resolutions duly adopted and the terms of the Long-Term Incentive Compensation Plan for the 3-year cycle ending June 30, 1999.

          e. Business Expense Reimbursements: During the term of employment hereunder, the Employee will be entitled to receive reimbursement by the Company for all reasonable out-of-pocket expenses incurred by him (in accordance with the policies and procedures established by the Company for its senior level executives), in connection with his performing services hereunder.

     5.     GROUNDS  FOR TERMINATION.  The Board of Directors of the Company may
            ------------------------
terminate this Agreement for Cause. As used herein, "Cause" shall mean any of the following: (a) the Employee has committed a willful serious act against the Company intended to enrich himself at the expense of the Company, such as embezzlement, or has been convicted of a felony involving moral turpitude; or
(b)  Employee  has  (i) willfully and grossly neglected his duties hereunder, or
(ii) intentionally failed to observe specific directives or policies of the Board of Directors, which directives or policies were consistent with his positions, duties and responsibilities hereunder, and which failure had, or continuing failure will have, a material adverse effect on the Company. Prior to any such termination, Employee shall be given written notice by the Board of Directors that the Company intends to terminate his employment for Cause under this Paragraph 5, which written notice shall specify the particular acts or omissions on the basis of which the Company intends to so terminate Employee's employment, and Employee (with his counsel, if he so chooses) shall be given the opportunity, within 15 days of his receipt of such notice, to have a meeting with the Board of Directors to discuss such acts or omissions and be given reasonable time to remedy the situation. In the event of such termination, the Employee shall be promptly furnished written specification of the basis therefor in reasonable detail.

     6.     TERMINATION  BY  EMPLOYEE.  Employee may terminate this Agreement at
            -------------------------
any  time  with  Good  Reason.  "Good  Reason"  shall  exist  if:

          a. the Company demotes or otherwise elects or appoints the Employee to lesser offices than set forth in Paragraph 3, or fails to elect or appoint him to such positions;

          b. the Company causes a material change in the nature or scope of the authorities, powers, functions, duties or responsibilities attached to the Employee's positions as described in Paragraph 3;

          c. the Company decreases the Employee's compensation below the levels provided for by the terms of Paragraph 4 (taking into account increases made from time to time in accordance with Paragraph 4);

          d. the Company materially reduces the Employee's benefits under any employee benefit plan, program or arrangement of the Company (other than a change that affects all employees similarly situated) from the level in effect upon the Employee's commencement or participation;

          e. the Company commits any other material breach of the provisions of this Agreement (except those set forth in Paragraph 4.a.) and Employee provides at least 15 days' prior written notice to at least two members of the Company's Board of Directors of the existence of such breach and his intention to terminate this Agreement (no such termination shall be effective if such breach is cured during such period); or

          f. the Company fails to comply with the provisions of Paragraph 4.a. for an uninterrupted 10 day period.

          The Employee has the absolute right to resign and receive all benefits detailed in Paragraph 8 of this Agreement provided he has continued in the position as President of the Real-Time Division, or a more senior position, until July 1, 2002.

     7.     PAYMENT  AND OTHER PROVISIONS UPON TERMINATION FOR CAUSE OR EMPLOYEE
            --------------------------------------------------------------------
CONVENIENCE.  In the event Employee's employment with the Company (including its
-----------
subsidiaries) is terminated by the Company for Cause as provided in Paragraph 5 prior to a Change of Control or more than three years after the occurrence of a Change of Control (as defined in Paragraph 9.d. hereof), then the following provisions shall apply. These same provisions shall apply if the Employee terminates his employment other than in accordance with the provisions of Paragraph 6 hereof.

          a. Compensation: On or before Employee's last day of employment with the Company, the Company shall pay in a lump sum to Employee such amount of compensation due Employee for services rendered to the Company, as well as compensation for unused vacation time, as has accrued but remains unpaid. Any and all other rights to compensation of any kind granted to Employee under this Agreement shall terminate as of the date of termination, except as may be otherwise required by statute.

          b. Noncompetition Period: The provisions of Paragraph 13 shall continue to apply with respect to Employee for a period of one year following the date of termination.

     8.     PAYMENTS  AND OTHER PROVISIONS UPON TERMINATION OTHER THAN FOR CAUSE
            --------------------------------------------------------------------
OR  FOR  GOOD  REASON.  In  the  event  Employee's  employment  with the Company
---------------------
(including its subsidiaries) is terminated by the Company for any reason other than for Cause as provided in Paragraph 5 and other than as a consequence of Employee's death, disability, or normal retirement under the Company's retirement plans and practices prior to a Change of Control or more than three years after the occurrence of a Change of Control (as defined in Paragraph 9.d. hereof), then the following provisions shall apply. These same provisions shall apply if Employee terminates his employment in accordance with the provisions of Paragraph 6 hereof, prior to a Change of Control or more than three years after the occurrence of a Change of Control (as defined in Paragraph 9.d. hereof).

          a. Salary and Bonus Payments: On or before Employee's last day of employment with the Company, the Company shall promptly pay in a lump sum to Employee as compensation for services rendered to the Company a cash amount equal to the amount of twice the Employee's base salary and target bonus under the Executive Bonus Plan as in effect immediately prior to his date of termination. At the election of the Company, the cash amount referred to in this subparagraph 8.a. may be paid to Employee in periodic installments in accordance with the normal salary payment procedures of the Company.

          b. Benefit Plan Coverage: The Company shall maintain in full force and effect for Employee and his dependents for two years after the date of termination, all life, health, accident, and disability benefit plans and other similar employee benefit plans, programs and arrangements in which Employee or his dependents were entitled to participate immediately prior to the date of termination, in such amounts as were in effect immediately prior to the date of termination, provided that such continued participation is possible under the general terms and provisions of such benefit plans, programs and arrangements.
In the event that participation in any benefit plan, program or arrangement described above is barred, or any such benefit plan, program or arrangement is discontinued or the benefits thereunder materially reduced, the Company shall arrange to provide Employee and his dependents for two years after the date of termination with benefits substantially similar to those that they were entitled to receive under such benefit plans, programs and arrangements immediately prior to the date of termination. If immediately prior to the date of termination the

Company provided Employee with any club memberships, Employee will be entitled to continue such memberships at his sole expense. Notwithstanding any time period for continued benefits stated in this subparagraph 8.b., all benefits in this subparagraph 8.b. will terminate on the date that Employee becomes an employee of another employer and eligible to participate in the employee benefit plans of such other employer. To the extent that Employee was required to contribute amounts for the benefits described in this subparagraph 8.b. prior to his termination, he shall continue to contribute such amounts for such time as these benefits continue in effect after termination.

          c. Savings and Other Plans: Except as otherwise more specifically provided herein or under the terms of the respective plans relating to termination of employment, Employee's active participation in any applicable savings, retirement, profit sharing or supplemental employee retirement plans or any deferred compensation or similar plan of the Company or any of its subsidiaries shall continue only through the last day of his employment. All other provisions, including any distribution and/or vested rights under such plans, shall be governed by the terms of those respective plans.

          d. Noncompetition Period: The provisions of Paragraph 13 shall continue, beyond the time periods set forth in such paragraphs, to apply with respect to employee for the shorter of (x) twenty-four (24) months following the date of termination or (y) until such time as the Company has failed to comply with the provisions of subparagraph 8.a. for an uninterrupted 10-day period and such failure is not cured within 15 days after written notice of such failure is delivered to at least two non-employee directors of the Company.

     9.     PAYMENT  AND OTHER PROVISIONS AFTER CHANGE OF CONTROL.  In the event
            -----------------------------------------------------
Employee's employment with the Company is terminated within three years following the occurrence of a Change of Control (other than as a consequence of his death or disability, or of his normal retirement under the Company's retirement plans and practices) either (i) by the Company for any reason other than for Cause in accordance with Paragraph 5, or (ii) by Employee in accordance with the provisions of Paragraph 6 hereof, then the following provisions shall apply:

          a. Salary and Bonus Payments: On or before Employee's last day of employment with the Company, the Company shall promptly pay in a lump sum a cash amount equal to the amount of twice the Employee's annual base salary as in effect at the date of termination and the amount of the Employee's target bonus under the Executive Bonus Plan for the fiscal year in which the date of termination occurs, multiplied by two.

          b. Noncompetition Period: In the event of a termination under the circumstances described in Paragraph 9, the provisions of Paragraph 13 shall be without force and effect and shall not apply to Employee.

          c. For purposes of this Agreement, the term "Change of Control" shall mean:

               i. The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Rule 13d-3 promulgated under the Exchange Act or any successor provision)(any of the foregoing described in this Paragraph 9.c.i hereafter a "Person") of 33% or more of either (a) the then outstanding shares of Capital Stock of the Company (the "Outstanding Capital Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"), provided, however, that any acquisition by
                                      --------- -------
(x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any Person that is eligible, pursuant to Rule 13d-1(b) under the Exchange Act, to file a statement on Schedule 13G with respect to its beneficial ownership of Voting Securities, whether or not such Person shall have filed a statement on Schedule 13G, unless such Person shall have filed a statement on
Schedule 13D with respect to beneficial ownership of 33% or more of the Voting Securities or (z) any corporation with respect to which, following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Capital Stock and Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Capital Stock and Voting Securities, as the case may be, shall not constitute a Change of Control; or

               ii. Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A, or any successor Paragraph, promulgated under the Exchange Act); or

               iii. Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all holders of the Outstanding Capital Stock and Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the Business Combination; or

               iv. (a) a complete liquidation or dissolution of the Company or (b) a sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Capital Stock and Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Capital Stock and Voting Securities, as the case may be, immediately prior to such sale or disposition.

     10.     TERMINATION  BY  REASON  OF  DEATH.  If  Employee  shall  die while
             ----------------------------------
employed by the Company both prior to termination of employment and during the effective term of this Agreement, all Employee's rights under this Agreement shall terminate with the payment of such amounts of annual base salary as have accrued but remain unpaid and a prorated amount of targeted bonus under the Executive Bonus Plan through the month in which his death occurs, plus six additional months of the fixed salary and targeted bonus. All benefits under Paragraphs 8.c. shall be extended to Employee's estate as described in such paragraphs. In addition, Employee's eligible dependents shall receive continued benefit plan coverage under Paragraph 8.b. for six months from the date of Employee's death.

     11.     TERMINATION BY DISABILITY.   Employee's employment hereunder may be
             -------------------------
terminated by the Company for disability. In such event, all Employee's rights under this Agreement shall terminate with the payment of such amounts of annual base salary as have accrued but remain unpaid as of the thirtieth (30th) day after such notice is given except that all benefits under Paragraphs 8.b. and
                              ------
8.c.  shall  be  extended to Employee as described in such paragraphs, provided,
                                                                       ---------
however,  that, with respect to Paragraph 8.b., the period for continued benefit
-------
plan coverage shall be limited to six months from the date of termination. In addition, the noncompetition provision of Paragraph 13 shall continue to apply for a period of six months from the date of termination for disability. For purposes of this Agreement, "disability" is defined to mean that, as a result of Employee's incapacity due to physical or mental illness:

          a. Employee shall have been absent from his duties as an officer of the Company on a substantially full-time basis for six (6) consecutive months: and

          b. Within thirty (30) days after the Company notifies Employee in writing that it intends to replace him, Employee shall not have returned to the performance of his duties as an officer for the Company on a full-time basis. Such notice may be given by the Company at any time after Employee has been absent for a total of four consecutive months.

     12.     RETIREMENT.  Employee  shall  be  entitled  to  participate  in the
             -----------
Company's Retirement Savings Plan and any other retirement plan hereafter made available to senior executive officers of the Company in accordance with the provisions thereof as in effect from time to time.

     13.     NON-COMPETE  AND  CONFIDENTIAL  INFORMATION.  The  Company  and the
             -------------------------------------------
Employee will enter into a non-compete and confidentiality agreement substantially in the form attached as Exhibit A hereto.
                                            ----------

     14.     SUCCESSORS  AND  ASSIGNS
             ------------------------
          a. Assignment by the Company: This Agreement shall be binding upon and inure to the benefit of the Company or any corporation or other entity to which the Company may transfer all or substantially all its assets and business and to which the Company may assign this Agreement, in which case "Company" as used herein shall mean such corporation or other entity.

          b. Assignment by the Employee: The Employee may not assign this Agreement or any part thereof without the prior written consent of the Company, which consent may be withheld by the Company for any reason it deems appropriate; provided, however, nothing herein shall preclude the Employee from designating one or more beneficiaries to receive any amount that may be payable following the occurrence of his legal incompetency or his death and shall not preclude the legal representative of his estate from assigning any right hereunder to the person or persons entitled thereto under his will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to his estate. The term "beneficiaries", as used in this Agreement, shall mean a beneficiary or beneficiaries so designated to receive any such amount or if no beneficiary has been so designated the legal representative of the Employee (in the event of his incompetency) or the Employee's estate.

     15.     ARBITRATION.  Any  dispute  or  controversy  under or in connection
             -----------
with this Agreement shall be settled exclusively by arbitration in Florida by one arbitrator in accordance with the labor arbitration rules of the American Arbitration Association then in effect. The arbitrator's award may include the manner in which fees of counsel and other expenses in connection with the dispute or controversy are to be borne. The arbitrator's authority and jurisdiction is limited to interpreting and applying the express provisions of this agreement and the arbitrator shall not have the authority to alter or add to the provisions of this agreement. Judgment may be entered upon the arbitrator's award in any court having jurisdiction.

     16.     GOVERNING  LAW.  This  Agreement  shall  be  deemed a contract made
             --------------
under, and for all purposes shall be construed in accordance with, the laws of the State of Florida without reference to the principles of conflicts of law.

     17.     ENTIRE  AGREEMENT.  This  Agreement contains all the understandings
             -----------------
and representations between the parties hereto pertaining to the subject matter hereof and supersedes all undertakings and agreements, whether oral or in writing, if any there be, previously entered into by them with respect thereto.

     18.     AMENDMENT  OR MODIFICATION; WAIVER.  No provision in this Agreement
             ----------------------------------
may be amended or waived unless such amendment or waiver is agreed to in writing, signed by the Employee and an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in the Agreement, no waiver by any party hereto of any breach by another party hereto of any condition or provision of the Agreement to be performed by such other party shall be deemed a waiver of a similar or dissimilar provision or condition at the same or any prior or subsequent time.

     19.     NOTICES.  Any  notice to be given hereunder shall be in writing and
             -------
delivered personally or sent by certified mail, postage prepaid, return receipt requested, addressed to the party concerned at the address indicated below or to such other address as such party may subsequently give notice of hereunder in writing:

TO  THE  COMPANY:     CONCURRENT  COMPUTER  CORPORATION
                      2101  WEST  CYPRESS  CREEK  ROAD
                      FORT  LAUDERDALE,  FL  33309
                      ATTN:  CHIEF  EXECUTIVE  OFFICER

TO  THE  EMPLOYEE:    DANIEL  S.  DUNLEAVY
                      10328  N.W.  50TH  COURT
                      CORAL  SPRINGS,  FL  33076

     20.     SEVERABILITY.  In  the  event  that any provision or portion of the
             ------------
Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of the Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     21.     WITHHOLDING.  Anything  to  the  contrary  notwithstanding,  all
             -----------
payments required to be made by the Company hereunder to the Employee or his estate or beneficiaries, shall be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, in whole or in part, the Company may, in its sole discretion, accept other provision for payment of taxes as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied.

     22.     SURVIVORSHIP.  The respective rights and obligations of the parties
             ------------
hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     23.     REFERENCES.  In  the  event  of  the  Employee's  death or judicial
             ----------
determination of his incompetence, reference in the Agreement to the Employee shall be deemed, where appropriate, to refer to his legal representatives, or, where appropriate, to his beneficiary or beneficiaries.

     24.     TITLES.  Titles  to  the  Paragraphs in this Agreement are intended
             ------
solely for convenience and no provision of the Agreement is to be construed by reference to the title of any Paragraph.

     25.     COUNTERPARTS.  This  Agreement  may  be  executed  in  several
             ------------
counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

     26.     CERTAIN  LIMITATIONS  ON  REMEDIES.  Paragraph  8.a.  provides that
             ----------------------------------
certain payments and other benefits shall be received by Employee upon the termination of Employee by the Company other than for Cause and states that these same provisions shall apply if Employee terminates his employment in accordance with the provisions of Paragraph 6 hereof. It is the intention of this Agreement that if the Company terminates Employee other than for Cause (and other than as a consequence of Employee's death, disability or normal retirement) or if Employee terminates his employment in accordance with the provisions of Paragraph 6 hereof, then the payments and other benefits set forth in Paragraph 8.a. shall constitute the sole and exclusive remedies of Employee. This Paragraph 26 shall have no effect upon the provisions of Paragraph 9 of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CONCURRENT  COMPUTER  CORPORATION                    EMPLOYEE


/s/ E. Courtney Siegel                               /s/  Daniel  S. Dunleavy
-------------------------------                      ------------------------
E. Courtney Siegel                                   Daniel  S.  Dunleavy
Chairman, President and Chief Executive Officer

                                    Exhibit A
                                    ---------

                    NON-COMPETE AND CONFIDENTIALITY AGREEMENT
                    -----------------------------------------


     I, the undersigned, in consideration of and as a condition to my employment by Concurrent Computer Corporation (the "Company), do hereby agree with the Company as follows:

     1.     Competition.  During  the  period of my employment by the Company, I
            ------------
will devote my full time and best efforts to the business of the Company and I will not, directly or indirectly, alone or as a partner, officer, director, employee or holder of more than 5% of the common stock of any other organization, engage in any business activity which competes directly or indirectly with the products or services being developed, manufactured or sold by the Company. I also agree that, following any termination of such employment, I will not, for any periods in respect of which I receive compensation continuation payments from the Company and, if longer, but only with respect to (b) below, for a period of one year after such termination, (a) solicit or seek to obtain orders for any products or services similar to those being developed, manufactured or sold by the Company from any person or organization that is or was a customer of the Company or (b) recruit or otherwise seek to induce employees of the Company to terminate their employment or violate any agreement with the Company.

     2.     Confidential  Information.  Except  as  may  be  required  in  the
            --------------------------
performance of my duties with the Company, or as may be necessary to comply with any order or decree issues by a court having competent jurisdiction, I will not at any time, whether during or after termination of my employment with the Company, reveal to any person or organization any of the trade secrets or confidential information of the Company, and I will not use or attempt to use any such information in any manner that may directly or indirectly injure or cause loss to the Company. All information concerning the business of the Company, including technical, financial and business information, shall be considered confidential unless it is or becomes publicly available through no fault of mine or unless it is disclosed by the Company to third parties without similar restrictions.
     Further, I agree that any and all documents, notes, or memoranda prepared by me or others and containing trade secrets or confidential information shall be and remain the sole and exclusive property of the Company, and that upon termination of my employment I will immediately deliver all of such documents, notes or memoranda, including all copies, to the Company at its main office.

     3.     Inventions  and  Copyrights.  If  at  any  time  or  times during my
            ----------------------------
employment (or within six months thereafter if based on confidential information within the meaning of Paragraph 2 above), I make or discover, either alone or with others, any invention, modification, development, improvement, process or secret, whether or not patented or patentable (collectively, "inventions") in the field of computer science or instrumentation, I will disclose in reasonable detail the nature of such invention to the Company in writing, and if it relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company, such invention and the benefits thereof shall immediately become the sole and absolute property of the Company provided the Company notifies me in reasonable detail within 90 days after receipt of my disclosure of such invention that it believes such invention relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company. I also agree to transfer such inventions and benefits and rights resulting from such inventions to the Company without compensation and will communicate without cost, delay or prior publications all available information relating to the inventions to the Company. At the Company's expense I will also, whether before or after termination of my employment, sign all documents (including patent applications) and do all acts and things that the Company may deem necessary or desirable to effect the full assignment to the Company of my right and title to the inventions or necessary to defend any opposition thereto. I also agree to assign to the Company all copyrights and reproduction rights to any materials prepared by me in connection with my employment.

     4.     Conflicting  Agreements.  I  represent  that I have attached to this
            ------------------------
Agreement a copy of any agreement which presently affects my ability to comply with the terms of this Agreement, and that to the best of my knowledge my employment with the Company will not conflict with any agreement to which I am subject. I have returned all documents and materials belonging to any of my former employers. I will not disclose to the Company or induce any of the Company's employees to use confidential information of any of my former employers.

     5.     Miscellaneous.
            --------------
          (a) I hereby give the Company permission to use photographs of me, during my employment, with or without using my name, for any purposes the Company deems necessary or desirable.

          (b) The Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance and other equitable relief as may be appropriate to prevent the violation of my obligations hereunder.

          (c) I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment.

          (d) This Agreement shall be construed in accordance with the laws of the State of Florida. I agree that each provision of this Agreement shall be treated as a separate and independent clause, and the unenforceability of any clause shall in no way impair the enforceability of any of the other clauses. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be extensively broad as to scope, activity, geographical area or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them so as to be enforceable to the extent compatible with applicable law as it shall then appear.

          (e) My obligations under this Agreement shall survive the termination of my employment regardless of the manner of such termination for the time periods set forth in paragraphs 1 and 3, above, with respect to the matters covered therein and shall be binding upon my heirs, executors and administrators.

          (f) The term "Company" as used in this Agreement includes Concurrent Computer Corporation and any of its subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns.

          (g) The foregoing is the entire agreement between the Company and me with regard to its subject matter, and may not be amended or supplemented except by a written instrument signed by both the Company and me. The Paragraph headings are inserted for convenience only, and are not intended to affect the meaning of this Agreement.






/s/ Daniel S. Dunleavy
-----------------------
Daniel S. Dunleavy

Date:  December 6, 1999
       ----------------